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                                                                    EXHIBIT 10.8

                              ASSET SALE AGREEMENT

PARTIES:

     Agreement made and entered into this 31st day of December, 2002, by and between BALLANTYNE OF OMAHA, INC., a Delaware corporation with its principal place of business at 4350 McKinley Street, Omaha, Nebraska 68112, ("Seller"), and STRONG AUDIOVISUAL INCORPORATED, a Florida corporation ("Purchaser"), with its principal place of business at 901 Central Florida Parkway, Orlando, Florida 32824.

RECITALS:

     This Agreement is made with reference to the following facts and objectives:

     A. Seller owns and operates an audiovisual rental division under the trade name of "Strong Communications."

     B. Seller desires to sell all of the furniture, fixtures, equipment and other operating assets of the Strong Communications division as a going concern owned by it on the terms and conditions set forth in this Agreement.

     C. Purchaser desires to purchase all of the furniture, fixtures, equipment and other operating assets of the Strong Communications division as a going concern owned by Seller on the terms and conditions set forth in this Agreement.

AGREEMENT:

     NOW, THEREFORE, in consideration of the recitals and the mutual agreements, provisions and covenants herein contained, Seller and Purchaser hereby agree as follows:

     1. SALE OF ASSETS. Subject to the terms and conditions of this Agreement, Seller agrees to sell, assign, transfer and deliver to Purchaser, and Purchaser shall buy, accept and receive from Seller on the closing date the following described property and assets (collectively the "Assets"), free and clear of all liens and encumbrances.

          1.1 FURNITURE, FIXTURES AND EQUIPMENT. All items of machinery, equipment, furniture, fixtures, maintenance supplies, and other tangible personal property used in connection with the operation of the Strong Communications division and owned by Seller (collectively the "Equipment"), including, but not limited to, those listed on Exhibit "1" which shall be prepared jointly by Seller and Purchaser as a post-execution matter, as provided in
               Section 11, and shall be attached hereto and incorporated by this reference.
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          1.2  LEASES, SERVICE AGREEMENTS, AND OTHER CONTRACTS. Purchaser shall assume all of Seller's right, title, interest in, to and under the Leases, Service Agreements and Contracts, written or oral, express or implied, and all amendments, modifications, supplements and extensions thereof, currently in effect with respect to the operation of the Strong Communications division, and as listed on Exhibit "2", which shall be prepared by Seller and Purchaser as a post-execution matter, as provided in
               Section 11, and shall be attached hereto and incorporated herein by this reference. At closing, Purchaser shall, in writing, assume such Leases, Services Agreements and Contracts.

          1.3 INTELLECTUAL PROPERTY. All (a) trademarks, trade names, service marks, logos, licenses and labels, together with all translations, adaptions, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (b) copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (c) trade secrets and confidential business information (including ideas, know-how, technical data, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (d) computer software, and (d) other proprietary rights owned by Seller in connection with the operation of the Strong Communications division, including, but not limited to, the U.S. trademark "Strong Communications."

          1.4 BOOKS AND RECORDS. Copies, and to the extent reasonably necessary or appropriate, originals, of those books, records and other documents pertaining to the Assets or the Strong Communications division, as Purchaser may reasonably request, whether at Closing or at any time thereafter.

          1.5 GOODWILL; ALL OTHER PROPERTY. All of the goodwill of the Strong Communications division as a going concern, and all other property, whether personal or real, tangible or intangible, wherever located, to the extent not referred to in Sections 1.1 through 1.4 above, and to the extent in existence and pertaining or attributable to the Strong Communications division; provided, however, that Purchaser shall not assume or otherwise acquire any contracts or leases not expressly listed on Exhibit "3".

     2.   CONSIDERATION PAYABLE TO SELLER BY PURCHASER FOR ASSETS.

          2.1 PURCHASE PRICE. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of Seller herein contained, and in consideration of the sale, assignment, transfer and delivery of the Assets by Seller to Purchaser, pursuant to Section 1 hereof, Purchaser agrees to purchase the Assets from Seller and to pay to Seller the sum of Two Hundred Thousand Dollars ($200,000.00).

          2.2 PAYMENT OF PURCHASE PRICE. The Purchase Price is to be paid by means of wire transfer.

          2.3  ADDITIONS TO AND REDUCTIONS OF THE PURCHASE PRICE.

               2.3.1 All prepaid items of income and expense, including, but not limited to, rental payments or deposits under leases, utility charges, service contracts and prepaid maintenance charges shall be prorated based upon portions of particular periods following before and after the Closing Date.

               2.3.2 All personal property taxes which are applicable to the purchased Assets shall be prorated to the date of closing.

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               2.3.3   Utilities shall be read and transferred to Purchaser as
                       near as practicable to the Closing Date. All utility or other deposits previously made by Seller will remain the property of Seller, and Purchaser will have no interest therein unless Purchaser reimburses Seller for such deposits at closing.

               2.3.4 The net proration as determined in accordance with Sections 2.3.1, 2.3.2, and 2.3.3 shall be paid or credited at the closing.

          2.4 ASSUMPTION OF LIABILITIES. Notwithstanding any other provision of this Agreement, Purchaser does not assume and shall not be deemed to have assumed any liability or obligation of Seller not listed on Exhibit "2", unless expressly assumed pursuant to written instruments executed and delivered by Purchaser at the closing (collectively the "Assumed Liabilities"). Purchaser will not assume or have any responsibility, however, with respect to any other obligation or liability of Seller not included within the determination of Assumed Liabilities, including, but not limited to:

               2.4.1 Any liability or obligation of Seller for any taxes (including interest and penalties thereon) or deferred taxes imposed on or measured by Seller's income for any period or periods ending before or after the closing date, including federal, state and local income taxes, withholding taxes, Social Security taxes, and other similar taxes.

               2.4.2 Any liability or obligation of Seller for any sales, use or gross receipts tax payable by Seller with respect to any period or transaction ending or occurring before the Closing Date.

               2.4.3 Any liability or obligation of Seller for any accounts payable or under any loan agreement or lease agreement, except as otherwise specifically provided for herein.

               2.4.4 Any liability or obligation of Seller relating to any employee salaries, wages, benefits, commissions, bonuses, insurance claims, payroll taxes or the like with respect to any period or transaction ending or occuring before the Closing Date.

     3.   CLOSING.

          3.1 CLOSING. Subject to the terms and conditions contained in this Agreement, the transfer of the Assets to Purchaser by Seller and the consummation of the transactions contemplated by this Agreement (the "Closing") will take place by means of exchanging of documents and a wire transfer of funds on a date to be mutually determined, but no later than December 30, 2002, (such date of closing, or if the closing is advanced or postponed under this Section 3.1, then the date to which it is advanced or postponed, being herein referred to as the "Closing Date").

          3.2 PURCHASER'S OBLIGATIONS AT CLOSING. At the closing, Purchaser shall:

               3.2.1 PAYMENT. Pay to Seller by wire transfer the purchase price due, pursuant to Section 2.2.1 of this Agreement.

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               3.2.2   INSTRUMENTS OF ASSUMPTION. Deliver such instruments as
                       may be reasonably required for Purchaser to assume all of Seller's obligations that Purchaser has agreed to assume as set forth on Exhibit "2".

               3.2.3 RESOLUTION. Deliver a copy of the Resolution of the Board of Directors of Purchaser authorizing the transactions contemplated by this Agreement, certified by the Secretary.

               3.2.4 CERTIFICATE OF GOOD STANDING. Deliver a Certificate of Good Standing from the Florida Secretary of State.

          3.3 SELLER'S OBLIGATIONS AT THE CLOSING. At the closing, Seller shall deliver or cause to be delivered to Purchaser:

               3.3.1 INSTRUMENTS OF CONVEYANCE.Assignments, bills of sale with covenants of warranty, notices, consents, assurances and such other instruments of transfer as counsel for Purchaser shall reasonably request and as shall be effective to vest in Purchaser good and sufficient title to all of the Assets of which Seller has agreed to sell, assign, transfer and deliver to Purchaser, pursuant to this Agreement, free and clear of all security interests, claims, liens and encumbrances.

               3.3.2 ASSIGNMENTS OF LEASE. Execute and deliver to Purchaser an Assignment of lease, assigning Seller's interest in the Lease for the premises located at 901 Central Florida Parkway, Orlando, Florida, and I-595 Business Plaza, Broward County, Florida, in the form of Exhibits "3" and "4" attached hereto and incorporated herein by this reference.

               3.3.3 RESOLUTION. A copy of the Resolution of the Board of Directors of Seller authorizing the transactions contemplated by this Agreement, certified by the Secretary.

     4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Purchaser that each of the following is true and complete:

          4.1 ORGANIZATION, GOOD STANDING AND CORPORATE POWER. Seller is a corporation duly organized, validly existing and is in good standing under the laws of the State of Delaware, and is qualified to do business in each State in which it is presently conducting business, and has the corporate power to own, operate and lease its property and carry out the Strong Communications division's business as now being conducted.

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          4.2  CORPORATION AUTHORIZATION; BINDING EFFECT. The execution, delivery and performance of this Agreement and the transactions contemplated hereby by Seller have been duly authorized by the Board of Directors of Seller. A Corporate resolution reflecting the foregoing shall be delivered to Purchaser at closing. This Agreement and the other Agreements or instruments executed or to be executed in connection with the transactions contemplated hereby to which Seller is a party, and the consummation of the transactions as contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Seller, and constitutes the valid and legally binding obligations of Seller enforceable against Seller in accordance with their respective terms.

          4.3 TITLE AND CONDITION OF ASSETS. Seller has good and marketable title to all of the Assets and will deliver the Assets to Purchaser at the closing, free and clear of any liens, encumbrances, restrictions, defects, claims and security interests whatsoever. The Assets are being sold in "as-is" condition without any representation or warranty as to their condition.

          4.4 DISCLOSURE AND RELIANCE. Seller has disclosed to Purchaser all adverse matters actually known to Seller which would materially effect the operation of the Strong Communications division. Representations and warranties made by Seller herein have been made with the knowledge and expectation that Purchaser is placing reliance thereon.

          4.5 CUSTOMER LISTS. Seller has the right to use, free and clear of any claims or rights of others, all customer lists employed by it in carrying on the business of the Strong Communications division in the manner presently conducted.

     5.   COVENANTS OF SELLER. Seller covenants and agrees that:

          5.1 CONDUCT OF BUSINESS. At all times as of the date hereof and up to the Closing Date, except to the extent Seller obtains the specific written approval of Purchaser, Seller will operate the Strong Communications division only in the usual, regular and ordinary manner and, to the extent consistent with such operations, use its best efforts to preserve its present business intact, keep available the services of its present employees, and preserve its present relationships with persons having business dealings with it.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER. The obligations of Purchaser to purchase the Assets from Seller is subject to satisfaction, on or before the Closing Date, of all of the following conditions, which conditions may be waived in writing by Purchaser:

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          6.1  ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller contained in this Agreement shall have been true, in all material respects when made and, in addition, shall be true in all material respects on and as of the Closing Date with the same force and effect as is made on and as of the Closing Date.

          6.2 PERFORMANCE OF AGREEMENTS. Seller shall have performed all obligations and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed and complied with by it at or prior to the Closing Date.

          6.3 DAMAGE TO PROPERTY. If, prior to the Closing Date, any material part of the Assets is damaged by fire, or other casualty, or in any cause or activity, Seller shall forthwith give Purchaser written notice thereof and Purchaser may, at its option, terminate this Agreement by written notice to Seller not later than five (5) days after receipt of Seller's notice and upon giving such notice, both parties shall be fully discharged from all duties hereunder and all obligations hereof. However, if Purchaser shall not so elect, or if an immaterial part of the Assets is damaged, then Seller hereby assigns to Purchaser all of its right, title and interest in and to any and all insurance proceeds payable by reason of such destruction or damage to the Assets, and Seller hereby agrees to pay to Purchaser a sum equal to the deductible amount provided in such policies to the extent necessary to correct such damage.

          6.4 NO MATERIAL ADVERSE CHANGES. There should not have been, between the date of this Agreement and the Closing Date, any material adverse change in any of the Assets or the current operations of the Strong Communications division.

     7. EXPENSES. Except as otherwise provided in this Agreement, each party shall pay its respective expenses, taxes, charges and liabilities incurred in connection with or arising out of this Agreement, including, without limitation thereto, counsel fees, accounting fees, and other expenses related to the assignment and delivery of the Assets to Purchaser.

     8. POSSESSION. Possession of the Assets shall be delivered to Purchaser at closing.

     9. EMPLOYEES. Prior to closing, Purchaser shall have the right to interview Seller's employees for purposes of determining which of the employees will be retained by Purchaser. Purchaser shall have no obligation to retain any such employees, except to the extent any agreement that Purchaser, in its sole discretion, may make with any particular employees. Seller agrees to pay all salaries, wages, commissions and bonuses due to all of its employees up to closing, and shall make all payroll tax payments or deposits required with respect

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          thereto. Seller agrees to hold Purchaser harmless as to any liability related to such employees while in the employ of Seller prior to closing, including, but not limited to, insurance claims for workman's compensation benefits or medical claims under Seller's group and accident insurance plan.

     10. ACCOUNTS RECEIVABLE. Purchaser shall assist Seller in the collection of all accounts receivable due and owing from the operation of the Strong Communications division through the Closing Date. All amounts collected by Purchaser on Seller's behalf shall be applied to the oldest outstanding invoices on said account due and owing Seller on the Closing Date. Purchaser shall remit said collections weekly to Seller. Seller shall have access to Purchaser's cash receipts journal and bank deposits until the balance of said accounts receivable have been collected.

     11. POST-EXECUTION MATTERS. Within five (5) days of the execution of this Agreement, each party responsible for the preparation of Exhibits "1" and "3" hereto shall deliver such exhibits to the other party, and such exhibits shall be attached to this Agreement and incorporated herein by this reference.

     12. MISCELLANEOUS. The following miscellaneous provisions shall apply to this Agreement:

          12.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, among the parties, with respect to the subject matter of this Agreement.

          12.2 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Except as otherwise specifically provided herein, no person shall take any act which would allow any right hereunder to be assigned or held by any other person without the written consent of the other party hereto.

          12.3 NOTICES. All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered in person or mailed by registered, certified or express mail, postage-prepaid, as follows:

               To Seller:   Ballantyne of Omaha, Inc.,
                            Attention: John P. Wilmers
                            4350 McKinley Street
                            Omaha, Nebraska 68112

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               with a copy to:

                            Marks Clare & Richards, L.L.C.
                            Attention: Myron J. Kaplan
                            11605 Miracle Hills Drive, Suite 300
                            Omaha, Nebraska 68154

               and if to Purchaser:

                            Strong Audiovisual Incorporated
                            901 Central Florida Parkway
                            Orlando, Florida 32824

               or at such other address as either party hereto shall designate by notice in writing to the other party hereto.

          12.4 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants made in or pursuant to this Agreement shall survive the closing hereunder.

          12.5 GOVERNING LAW. This Agreement shall be construed, interpreted and the rights of the parties are determined in accordance with the laws of the State of Nebraska. (Without reference to "choice of law" provisions in Nebraska law.)

          12.6 FURTHER ASSURANCES. Each of the parties hereto agree that they shall sign such additions and supplemental documents as may be necessary to implement the transactions contemplated pursuant to this Agreement when requested to do so by any party to this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto at the place and date specified immediately adjacent to their respective names.

                                      BALLANTYNE OF OMAHA, INC., ("Seller")


Executed at Omaha NE,            By:  /s/ John P. Wilmers
on 12-27, 2002.                       ------------------------------------------
                                 Its  President
                                      ------------------------------------------

                                      STRONG AUDIOVISUAL INCORPORATED
                                      ("Purchaser")


Executed at Orlando FL,          By:   /s/ Thomas R. Wilmers
on 12-19, 2002.                       ------------------------------------------
                                 Its  President & CEO
                                      ------------------------------------------

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                                  (Exhibit "4")
                               ASSIGNMENT OF LEASE

     FOR VALUE RECEIVED, the undersigned, BALLANTYNE OF OMAHA, INC., a Delaware corporation, hereby assigns to STRONG AUDIOVISUAL INCORPORATED, a Florida corporation, all of its right, title and interest in and to that certain Lease Agreement dated March 28, 1998, (the "Lease"), for the lease of certain real property located at 901 Central Florida Parkway, Orlando, Florida, between Charles Frazee, (as "Lessor"), and Ballantyne of Omaha, Inc., (as "Lessee. Said Assignment is subject to the Sublease of Skytracker of Florida, L.L.C.

     IN WITNESS WHEREOF, the undersigned has executed this Assignment this 31st day of December, 2002.


                                      BALLANTYNE OF OMAHA, INC.,
                                      a Delaware corporation


                                 By:  /s/ John Wilmers
                                      ------------------------------------------
                                 Its  President
                                      ------------------------------------------

                       ACCEPTANCE AND ASSUMPTION AGREEMENT

     The undersigned hereby accepts the foregoing Assignment and hereby assumes and agrees to perform all of the obligations of Ballantyne of Omaha, Inc., a Delaware corporation, under the Lease, including, but not limited to, payments of rent and other charges under the Lease arising from and after the date hereof, and to indemnify and hold Ballantyne of Omaha, Inc. harmless therefrom.

     IN WITNESS WHEREOF, the undersigned has executed this Acceptance and Assumption Agreement this 31st day of December, 2002.

                                      STRONG AUDIOVISUAL INCORPORATED

                                 By:  /s/ Thomas R. Wilmers
                                      ------------------------------------------
                                 Its: President & CEO
                                      ------------------------------------------

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                                    GUARANTY

     The undersigned, in consideration of and as an inducement for Ballantyne of Omaha, Inc.'s execution of this Assignment of Lease, and being financially interested in the success of Strong Audiovisual Incorporated, hereby unconditionally guarantees to Ballantyne of Omaha, Inc., its successors and assigns, the timely payment of all sums due Lessor under said Lease and the prompt and full performance of all covenants and conditions to be performed by the lessee under said Lease. The undersigned acknowledges and agrees that he shall remain bound hereunder regardless of any waiver, release, forbearance, extension of time or other action taken or permitted by Ballantyne of Omaha, Inc., or the Lessor and regardless of any permitted subletting or assignment hereof by Strong Audiovisual Incorporated.

     Dated this 31st day of December, 2002.

                                      /s/ Thomas R. Wilmers
                                      ------------------------------------------
                                      Thomas R. Wilmers

                         CONSENT OF LESSOR TO ASSIGNMENT

     The undersigned Lessor hereby consents to the above Assignment upon the expressed terms and conditions that the original Lessee, Ballantyne of Omaha, Inc., shall remain liable for the prompt payment of the rent and the performance of all conditions and covenants of the Lease by the Lessee to be kept and performed. Lessor does not hereby consent to any further assignment or to any subletting of the premises, without the written consent of Lessor.

     Dated this 31st day of December, 2002.

                                      /s/ Charles Frazee
                                      ------------------------------------------
                                      Charles Frazee